UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2020

PARSLEY ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36463	46-4314192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Colorado Street
Austin, Texas 78701
(Address of principal executive offices)
(Zip Code)
(737) 704-2300

(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	PE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Parsley Energy, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) on May 21, 2020 for the following purposes: (1) to elect to the Company’s Board of Directors three Class III directors, each to hold office until the 2023 Annual Meeting of Stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal; (2) to approve, on a non-binding advisory basis, the Company’s named executive officer compensation for the fiscal year ended December 31, 2019; and (3) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Each of these items is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2020.
        At the close of business on March 26, 2020, the record date for the 2020 Annual Meeting, 377,578,206 shares of the Company’s Class A common stock and 35,147,222 shares of the Company’s Class B common stock were outstanding and entitled to vote at the 2020 Annual Meeting.

Proposal 1 - Election of Directors

        Each of the three nominees for Class III director was duly elected by the Company’s stockholders, with votes as follows:

Nominee	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
A.R. Alameddine	317,375,842	25,695,376	833,531	16,770,659
Matt Gallagher	341,678,486	1,873,143	353,120	16,770,659
Karen Hughes	335,834,393	7,705,136	365,220	16,770,659

Proposal 2 - Approval of Named Executive Officer Compensation

        The Company’s named executive officer compensation for the fiscal year ended December 31, 2019 was approved, on a non-binding advisory basis, by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
336,520,273	6,989,934	394,542	16,770,659

Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm

        The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining
359,659,405	554,938	461,065

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

	By:	/s/ Colin W. Roberts
Colin W. Roberts
Executive Vice President—General Counsel
Dated: May 22, 2020